UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-2000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 3, 2015, Calpine Corporation, a Delaware corporation (the “Company”), announced the closing of its previously announced public offering of $650.0 million principal amount of its 5.500% Senior Notes due 2024 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (File No. 333-197288) previously filed with the Securities and Exchange Commission.

The Notes are the Company’s general senior unsecured obligations, are not guaranteed by any of the Company’s subsidiaries, rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness and senior to the Company’s future subordinated debt and are effectively subordinated to all liabilities of the Company’s subsidiaries and to all of the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The net proceeds received by the Company from the sale of the Notes were approximately $641 million, after deducting the underwriting discount and estimated offering expenses. The Company intends to use up to $150.0 million of the net proceeds of this offering to repurchase a portion of its 7.875% Senior Secured Notes due 2023 (the “2023 Notes”) and the remainder of the net proceeds from this offering will be used to replenish cash on hand used for the acquisition of Fore River Energy Center in the fourth quarter of 2014, and for general corporate purposes.

The Notes were issued pursuant to an Indenture, dated July 8, 2014 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated February 3, 2015, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Capitalized terms used in this current report and not defined herein have the meanings ascribed to them in the Indenture.

Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2015. The Notes mature on February 1, 2024.

Optional Redemption of Notes

On or after February 1, 2019, the Company may on any one or more occasions redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on February 1 of the years indicated below (subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2019	102.750%
2020	101.375%
2021 and thereafter	100.000%

At any time prior to February 1, 2018, up to 35% of the Notes issued under the Indenture may be redeemed with the proceeds from certain equity offerings, upon not less than 30 nor more than 60 days’ notice, at 105.500% plus accrued and unpaid interest, if any, to, but not including, the redemption date.

At any time prior to February 1, 2019, the Company may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of Notes redeemed, plus the Applicable Premium (as defined in the Supplemental Indenture) as of, and accrued and unpaid interest, if any, to but excluding the redemption date, subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Indenture

The Indenture contains covenants that limit, among other things, the ability of (i) the Company to incur liens on any Principal Property (as defined in the Indenture) securing indebtedness for borrowed money unless the Notes then outstanding are secured by such lien equally and ratably with such indebtedness and (ii) the Company to consolidate with or merge into any other entity or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the properties or assets of the Company and its

Subsidiaries, taken as a whole, to another entity. Under certain events of default, including, without limitation, failure to pay when due any principal amount or certain cross defaults to other instruments, either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may declare the principal amount of the Notes to be due and payable immediately. In the case of certain events of bankruptcy or insolvency of the Company or any Material Subsidiary, the principal amount of the Notes will be automatically due and payable immediately.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the Supplemental Indenture, is attached hereto as Exhibit 4.3, and incorporated herein by reference.

Item 8.01.	Other Events.

On February 3, 2015, the Company issued a press release announcing the closing of its offering of the Notes, as described above under Item 1.01 of this current report. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the offering, on January 29, 2015, the Company entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Also in connection with the offering, the Company is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2015, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated July 8, 2014, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on July 8, 2014).

4.2	Third Supplemental Indenture, dated as of February 3, 2015, between the Company and the Trustee, governing the Notes.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP relating to the validity of the Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

99.1	Press Release regarding the Notes, dated February 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

Date: February 3, 2015	By:	/s/ Zamir Rauf
	Name:	Zamir Rauf
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2015, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated July 8, 2014, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on July 8, 2014).

4.2	Third Supplemental Indenture, dated as of February 3, 2015, between the Company and the Trustee, governing the Notes.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP relating to the validity of the Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

99.1	Press Release regarding the Notes, dated February 3, 2015.